Exhibit 10.1

AMENDMENT ONE TO EMPLOYMENT AGREEMENT

This AMENDMENT ONE TO EMPLOYMENT AGREEMENT (“AMENDMENT”) is made and entered into between Post Holdings, Inc., a Missouri corporation (“Post”), and William P. Stiritz (the “Executive”) dated as of October 15, 2013 (the “Effective Date”).

RECITALS

A.    Post and Executive previously entered into an Employment Agreement dated May 29, 2012 (“Employment Agreement”).

B.    Post and Executive desire to extend the term of the Employment Agreement pursuant to Section 8 of the Employment Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the recitals, covenants and agreements contained herein, the parties agree to the provisions set forth below.

1.	Section 1 of the Employment Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

1.    Employment Term. Subject to the remaining provisions of this Agreement, Executive shall be employed by Post for a period commencing on May 29, 2012 and ending on May 28, 2016 (the “Employment Term”) on the terms and subject to the conditions set forth in this Agreement. Notwithstanding the preceding sentence, commencing on May 29, 2016 and on each May 29 thereafter (each an “Extension Date”), the Employment Term shall be automatically extended for an additional one-year period, unless Post or Executive provides the other party hereto at least sixty (60) days’ prior written notice before the relevant Extension Date that the Employment Term shall not be so extended. For the avoidance of doubt, the term “Employment Term” shall include any extension that becomes applicable pursuant to the preceding sentence.

2.	Except as specifically amended herein, the Employment Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the dates set forth below.

EXECUTIVE		POST HOLDINGS, INC.

		By:	/s/ Diedre J. Gray
/s/ William P. Stiritz
William P. Stiritz		Name:	Diedre J. Gray

Date:	10/16/13	Title:	SVP, General Counsel & Secretary

		Date:	October 15, 2013